The Lincoln National Life Insurance Company
Lincoln National Variable Annuity Account H
Rate Sheet Prospectus Supplement dated March 23, 2023
This Rate Sheet Prospectus Supplement (“Rate Sheet”) provides the rates for the Target Date Income Benefit rider. This supplement is for informational purposes and requires no action on your part. This Rate Sheet must be retained with the current prospectus.
The rates below apply for applications and/or rider election forms signed on and after April 3, 2023.
The rates in this Rate Sheet can be superseded. In the event we change our rates, the new rate sheet will become effective at least 10 days after it is filed. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at www.lfg.com/VAprospectus. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.
Current Initial Protected Lifetime Income Fee Rate
	Single Life	Joint Life
Current Initial Annual Charge	1.10%	1.35%
Enhancement Rate
6%
Protected Annual Income Rate
The Protected Annual Income (“PAI”) rate is established when you elect the rider. The rate is based on your age (younger of you and your spouse under the joint life option) and will not increase.
Single Life PAI Rate				Joint Life PAI Rate
Age	Rate	Age	Rate	Age	Rate	Age	Rate
48	3.00%	67	6.20%	48	2.40%	67	5.80%
49	3.10%	68	6.25%	49	2.50%	68	5.85%
50	3.20%	69	6.30%	50	2.60%	69	5.90%
51	3.30%	70	6.40%	51	2.70%	70	6.00%
52	3.35%	71	6.40%	52	2.75%	71	6.00%
53	3.50%	72	6.45%	53	2.90%	72	6.05%
54	3.60%	73	6.50%	54	3.00%	73	6.10%
55	3.75%	74	6.55%	55	3.15%	74	6.15%
56	3.90%	75	6.60%	56	3.30%	75	6.20%
57	4.00%	76	6.60%	57	3.40%	76	6.20%
58	4.20%	77	6.65%	58	3.60%	77	6.25%
59	4.35%	78	6.65%	59	3.75%	78	6.25%
60	5.00%	79	6.70%	60	4.50%	79	6.30%
61	5.00%	80	6.70%	61	4.50%	80	6.30%
62	5.10%	81	6.70%	62	4.60%	81	6.30%
63	5.15%	82	6.70%	63	4.65%	82	6.30%
64	5.35%	83	6.75%	64	4.85%	83	6.35%
65	6.10%	84	6.80%	65	5.70%	84	6.40%
66	6.15%	85	6.90%	66	5.75%	85	6.50%
In order to receive the rates indicated in this Rate Sheet, your application or rider election form must be signed on and after April 3, 2023. We must receive your application or rider election form in Good Order within one day from the date you sign your application or rider election form, and the annuity must be funded within 60 calendar days. Good Order means the actual receipt by Lincoln at its Home Office of the requested transaction in writing, or by other means accepted by Lincoln, along with all the information and supporting legal documentation necessary to complete the transaction. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.